UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2023

SANTO MINING CORP. aka: GROOVY COMPANY, INC. dba: SANTO BLOCKCHAIN LABS
(Exact name of registrant as specified in its charter)

WYOMING	333-169503	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Peachtree Street NE, STE1775

Atlanta, GA 30308

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 1-404-734-3277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
COMMON	SANP	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

YEAREND 2023 UNAUDITED FINANCIAL STATEMENTS

The unaudited consolidated financial statements of SANTO MINING CORP., AKA Groovy Company, Inc., and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2023, the related consolidated statements of operations and comprehensive income (loss), changes in stockholders’ equity, and cash flows for the quarter ending December 31, 2023are filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2024	SANTO MINING CORP. aka: GROOVY COMPANY, INC. dba: SANTO BLOCKCHAIN LABS

By: /s/ Franjose Yglesias
Franjose Yglesias, CEO